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                                                          Exhibit 99.B-(g)(1)(i)

[ING FUNDS LOGO]

July 29, 2005


Ms. Mary Jean Milner
Vice President
The Bank of New York
One Wall Street, 25th Floor
New York, NY 10286


Dear Ms. Milner:

     Pursuant to the terms and conditions of the Custody Agreement, Foreign Custody Manager Agreement, Fund Accounting Agreement, Custody & Fund Accounting Fee Schedule and Global Securities Fee Schedule each dated January 6, 2003, and the Cash Reserve Agreement dated March 31, 2003 (each an "Agreement," collectively the "Agreements"), we hereby notify you of the addition of ING Institutional Prime Money Market Fund, a newly established series of ING Funds Trust, ING VP Index Plus International Equity Portfolio, ING MarketPro Portfolio, ING MarketStyle Growth Portfolio, ING MarketStyle Moderate Growth Portfolio and ING MarketStyle Moderate Portfolio, five newly established series of ING Investors Trust (the "Funds") to be included on the AMENDED EXHIBIT A to the Agreements as shown. This AMENDED EXHIBIT A supersedes the previous AMENDED EXHIBIT A dated April 29, 2005.

     Please signify your acceptance to provide services under the Agreements with respect to the Funds by signing below. If you have any questions, please contact me at (480) 477-2190.

                                   Sincerely,


                                   /s/ Todd Modic
                                   --------------
                                   Todd Modic
                                   Senior Vice President
                                   ING Funds Trust
                                   ING Investors Trust

ACCEPTED AND AGREED TO:
The Bank of New York

By:    /s/ Edward G. Mcgann
       -----------------------------------
Name:  Edward G. Mcgann
       -----------------------------------
Title: Managing Director, Duly Authorized
       -----------------------------------


337 E. Doubletree Ranch Rd.        Tel: 480-477-3000             ING Funds Trust
Scottsdale, AZ 85258-2034          Fax: 480-477-2700         ING Investors Trust
                                   www.ingfunds.com

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                                AMENDED EXHIBIT A

FUND                                                                  EFFECTIVE DATE
----                                                                  --------------
ING CORPORATE LEADERS TRUST FUND
  ING Corporate Leaders Trust - Series A                               May 17, 2004
  ING Corporate Leaders Trust - Series B                               May 17, 2004

ING EQUITY TRUST
  ING Convertible Fund                                                 June 9, 2003
  ING Disciplined LargeCap Fund                                        June 9, 2003
  ING Equity and Bond Fund                                             June 9, 2003
  ING Financial Services Fund                                          June 9, 2003
  ING LargeCap Growth Fund                                             June 9, 2003
  ING LargeCap Value Fund                                            February 1, 2004
  ING MidCap Opportunities Fund                                        June 9, 2003
  ING MidCap Value Choice Fund                                       February 1, 2005
  ING MidCap Value Fund                                                June 9, 2003
  ING Principal Protection Fund                                        June 2, 2003
  ING Principal Protection Fund II                                     June 2, 2003
  ING Principal Protection Fund III                                    June 2, 2003
  ING Principal Protection Fund IV                                     June 2, 2003
  ING Principal Protection Fund V                                      June 2, 2003
  ING Principal Protection Fund VI                                     June 2, 2003
  ING Principal Protection Fund VII                                    May 1, 2003
  ING Principal Protection Fund VIII                                 October 1, 2003
  ING Principal Protection Fund IX                                   February 2, 2004
  ING Principal Protection Fund X                                      May 3, 2004
  ING Principal Protection Fund XI                                   August 16, 2004
  ING Principal Protection Fund XII                                 November 15, 2004
  ING Principal Protection Fund XIII                                       TBD
  ING Principal Protection Fund XIV                                        TBD
  ING Real Estate Fund                                                 June 9, 2003
  ING SmallCap Opportunities Fund                                      June 9, 2003
  ING SmallCap Value Choice Fund                                     February 1, 2005
  ING SmallCap Value Fund                                              June 9, 2003

ING FUNDS TRUST
  ING Classic Money Market Fund                                       April 7, 2003
  ING GNMA Income Fund                                                April 7, 2003
  ING High Yield Bond Fund                                            April 7, 2003
  ING Institutional Prime Money Market Fund                           July 29, 2005
  ING Intermediate Bond Fund                                          April 7, 2003
  ING National Tax-Exempt Bond Fund                                   April 7, 2003
  ING GET Fund - Series I                                             July 14, 2003

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
ING GET FUND
  ING GET Fund - Series J                                             July 14, 2003
  ING GET Fund - Series K                                             July 14, 2003
  ING GET Fund - Series L                                             July 14, 2003
  ING GET Fund - Series M                                             July 14, 2003
  ING GET Fund - Series N                                             July 14, 2003
  ING GET Fund - Series P                                             July 14, 2003
  ING GET Fund - Series Q                                             July 14, 2003
  ING GET Fund - Series R                                             July 14, 2003
  ING GET Fund - Series S                                             July 14, 2003
  ING GET Fund - Series T                                             July 14, 2003
  ING GET Fund - Series U                                             July 14, 2003
  ING GET Fund - Series V                                             March 13, 2003

ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND               March 28, 2005

ING INVESTMENT FUNDS, INC.
  ING MagnaCap Fund                                                    June 9, 2003

ING INVESTORS TRUST
  ING AIM Mid Cap Growth Portfolio                                   January 6, 2003
  ING Alliance Mid Cap Growth Portfolio                              January 6, 2003
  ING American Funds Growth Portfolio                               September 2, 2003
  ING American Funds Growth-Income Portfolio                        September 2, 2003
  ING American Funds International Portfolio                        September 2, 2003
  ING Capital Guardian Managed Global Portfolio                      January 13, 2003
  ING Capital Guardian Small/Mid Cap Portfolio                       January 13, 2003
  ING Capital Guardian U.S. Equities Portfolio                       January 13, 2003
  ING Eagle Asset Capital Appreciation Portfolio                     January 6, 2003
  ING Evergreen Health Sciences Portfolio                              May 3, 2004
  ING Evergreen Omega Portfolio                                        May 3, 2004
  ING FMR(SM) Diversified Mid Cap Portfolio                          January 6, 2003
  ING FMR(SM) Earnings Growth Portfolio                               April 29, 2005
  ING Global Resources Portfolio                                     January 13, 2003
  ING Goldman Sachs Tollkeeper(SM) Portfolio                         January 6, 2003
  ING International Portfolio                                        January 13, 2003
  ING Janus Contrarian Portfolio                                     January 13, 2003
  ING Jennison Equity Opportunities Portfolio                        January 6, 2003
  ING JPMorgan Emerging Markets Equity Portfolio                     January 13, 2003
  ING JPMorgan Small Cap Equity Portfolio                            January 13, 2003
  ING JPMorgan Value Opportunities Portfolio                          April 29, 2005
  ING Julius Baer Foreign Portfolio                                  January 13, 2003
  ING Legg Mason Value Portfolio                                     January 13, 2003
  ING LifeStyle Aggressive Growth Portfolio                            May 1, 2004
  ING LifeStyle Growth Portfolio                                       May 1, 2004
  ING LifeStyle Moderate Growth Portfolio                              May 1, 2004

ING INVESTORS TRUST (CONT.)
  ING LifeStyle Moderate Portfolio                                     May 1, 2004
  ING Limited Maturity Bond Portfolio                                January 6, 2003
  ING Liquid Assets Portfolio                                        January 6, 2003
  ING MarketPro Portfolio                                            August 15, 2005
  ING MarketStyle Growth Portfolio                                   August 15, 2005
  ING MarketStyle Moderate Growth Portfolio                          August 15, 2005
  ING MarketStyle Moderate Portfolio                                 August 15, 2005
  ING Marsico Growth Portfolio                                       January 13, 2003
  ING Marsico International Opportunities Portfolio                   April 29, 2005
  ING Mercury Focus Value Portfolio                                  January 6, 2003
  ING Mercury Large Cap Growth Portfolio                             January 6, 2003
  ING MFS Mid Cap Growth Portfolio                                   January 13, 2003
  ING MFS Total Return Portfolio                                     January 13, 2003
  ING MFS Utilities Portfolio                                         April 29, 2005
  ING Oppenheimer Main Street Portfolio(R)                           January 13, 2003
  ING PIMCO Core Bond Portfolio                                      January 13, 2003
  ING PIMCO High Yield Portfolio                                     November 5, 2003
  ING Pioneer Fund Portfolio                                          April 29, 2005
  ING Pioneer Mid Cap Value Portfolio                                 April 29, 2005
  ING Salomon Brothers All Cap Portfolio                             January 6, 2003
  ING Salomon Brothers Investors Portfolio                           January 6, 2003
  ING Stock Index Portfolio                                          November 5, 2003
  ING T. Rowe Price Capital Appreciation Portfolio                   January 13, 2003
  ING T. Rowe Price Equity Income Portfolio                          January 13, 2003
  ING UBS U.S. Allocation Portfolio                                  January 6, 2003
  ING Van Kampen Equity Growth Portfolio                             January 13, 2003
  ING Van Kampen Global Franchise Portfolio                          January 13, 2003
  ING Van Kampen Growth and Income Portfolio                         January 13, 2003
  ING Van Kampen Real Estate Portfolio                               January 13, 2003
  ING VP Index Plus International Equity Portfolio                    July 29, 2005

ING MAYFLOWER TRUST
  ING International Value Fund                                       November 3, 2003

ING MUTUAL FUNDS
  ING Emerging Countries Fund                                        November 3, 2003
  ING Foreign Fund                                                     July 1, 2003
  ING Global Equity Dividend Fund                                   September 2, 2003
  ING Global Real Estate Fund                                        November 3, 2003
  ING Global Value Choice Fund                                       November 3, 2003
  ING International Fund                                             November 3, 2003
  ING International SmallCap Fund                                    November 3, 2003
  ING International Value Choice Fund                                February 1, 2005
  ING Precious Metals Fund                                           November 3, 2003
  ING Russia Fund                                                    November 3, 2003

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
ING PARTNERS, INC.
  ING American Century Large Company Value Portfolio                 January 10, 2005
  ING American Century Select Portfolio                              January 10, 2005
  ING American Century Small Cap Value Portfolio                     January 10, 2005
  ING Baron Small Cap Growth Portfolio                               January 10, 2005
  ING Fidelity(R) VIP Contrafund(R) Portfolio                        November 15, 2004
  ING Fidelity(R) VIP Equity-Income Portfolio                        November 15, 2004
  ING Fidelity(R) VIP Growth Portfolio                               November 15, 2004
  ING Fidelity(R) VIP Mid Cap Portfolio                              November 15, 2004
  ING Fundamental Research Portfolio                                 January 10, 2005
  ING Goldman Sachs(R) Capital Growth Portfolio                      January 10, 2005
  ING Goldman Sachs(R) Core Equity Portfolio                         January 10, 2005
  ING JPMorgan Fleming International Portfolio                       January 10, 2005
  ING JPMorgan Mid Cap Value Portfolio                               January 10, 2005
  ING MFS Capital Opportunities Portfolio                            January 10, 2005
  ING OpCap Balanced Value Portfolio                                 January 10, 2005
  ING Oppenheimer Global Portfolio                                   January 10, 2005
  ING Oppenheimer Strategic Income Portfolio                         January 10, 2005
  ING PIMCO Total Return Portfolio                                   January 10, 2005
  ING Salomon Brothers Aggressive Growth Portfolio                   January 10, 2005
  ING Salomon Brothers Fundamental Value Portfolio                   January 10, 2005
  ING Salomon Brothers Large Cap Growth Portfolio                    January 10, 2005
  ING Solution 2015 Portfolio                                         April 29, 2005
  ING Solution 2025 Portfolio                                         April 29, 2005
  ING Solution 2035 Portfolio                                         April 29, 2005
  ING Solution 2045 Portfolio                                         April 29, 2005
  ING Solution Income Portfolio                                       April 29, 2005
  ING T. Rowe Price Diversified Mid Cap Growth Portfolio             January 10, 2005
  ING T. Rowe Price Growth Equity Portfolio                          January 10, 2005
  ING UBS U.S. Large Cap Equity Portfolio                            January 10, 2005
  ING Van Kampen Comstock Portfolio                                  January 10, 2005
  ING Van Kampen Equity and Income Portfolio                         January 10, 2005

ING SERIES FUND, INC.
  Brokerage Cash Reserves                                              June 2, 2003
  ING Aeltus Money Market Fund                                         June 2, 2003
  ING Balanced Fund                                                    June 2, 2003
  ING Classic Principal Protection Fund III                            June 2, 2003
  ING Classic Principal Protection Fund IV                             June 2, 2003
  ING Equity Income Fund                                               June 9, 2003
  ING Global Science and Technology Fund                               June 2, 2003
  ING Government Fund                                                  June 2, 2003
  ING Growth Fund                                                      June 9, 2003
  ING Index Plus LargeCap Fund                                         June 9, 2003
  ING Index Plus MidCap Fund                                           June 9, 2003
  ING Index Plus Protection Fund                                       June 2, 2003

ING SERIES FUND, INC. (CONT.)
  ING Index Plus SmallCap Fund                                         June 9, 2003
  ING International Growth Fund                                      November 3, 2003
  ING Small Company Fund                                               June 9, 2003
  ING Strategic Allocation Balanced Fund                               June 2, 2003
  ING Strategic Allocation Growth Fund                                 June 2, 2003
  ING Strategic Allocation Income Fund                                 June 2, 2003
  ING Value Opportunity Fund                                           June 9, 2003

ING STRATEGIC ALLOCATION PORTFOLIOS, INC.
  ING VP Strategic Allocation Balanced Portfolio                       July 7, 2003
  ING VP Strategic Allocation Growth Portfolio                         July 7, 2003
  ING VP Strategic Allocation Income Portfolio                         July 7, 2003

ING VARIABLE FUNDS
  ING VP Growth and Income Portfolio                                   July 7, 2003

ING VARIABLE INSURANCE TRUST
  ING GET U.S. Core Portfolio - Series 1                              June 13, 2003
  ING GET U.S. Core Portfolio - Series 2                            September 12, 2003
  ING GET U.S. Core Portfolio - Series 3                            December 12, 2003
  ING GET U.S. Core Portfolio - Series 4                              March 12, 2004
  ING GET U.S. Core Portfolio - Series 5                              June 11, 2004
  ING GET U.S. Core Portfolio - Series 6                            September 10, 2004
  ING GET U.S. Core Portfolio - Series 7                            December 10, 2004
  ING GET U.S. Core Portfolio - Series 8                              March 9, 2005
  ING GET U.S. Core Portfolio - Series 9                               June 8, 2005
  ING GET U.S. Core Portfolio - Series 10                           September 7, 2005
  ING GET U.S. Core Portfolio - Series 11                            December 6, 2005
  ING GET U.S. Core Portfolio - Series 12                             March 2, 2006
  ING GET U.S. Opportunity Portfolio - Series 1                            TBD
  ING GET U.S. Opportunity Portfolio - Series 2                            TBD
  ING VP Global Equity Dividend Portfolio                            November 3, 2003

ING VARIABLE PORTFOLIOS, INC.
  ING VP Global Science and Technology Portfolio                       July 7, 2003
  ING VP Growth Portfolio                                              July 7, 2003
  ING VP Index Plus LargeCap Portfolio                                 July 7, 2003
  ING VP Index Plus MidCap Portfolio                                   July 7, 2003
  ING VP Index Plus SmallCap Portfolio                                 July 7, 2003
  ING VP International Equity Portfolio                              November 3, 2003
  ING VP Small Company Portfolio                                       July 7, 2003
  ING VP Value Opportunity Portfolio                                   July 7, 2003

ING VARIABLE PRODUCTS TRUST
  ING VP Convertible Portfolio                                       October 6, 2003

ING VARIABLE PRODUCTS TRUST (CONT.)
  ING VP Disciplined LargeCap Portfolio                              October 6, 2003
  ING VP Financial Services Portfolio                                  May 1, 2004
  ING VP High Yield Bond Portfolio                                   October 6, 2003
  ING VP International Value Portfolio                               November 3, 2003
  ING VP LargeCap Growth Portfolio                                   October 6, 2003
  ING VP MagnaCap Portfolio                                          October 6, 2003
  ING VP MidCap Opportunities Portfolio                              October 6, 2003
  ING VP Real Estate Portfolio                                         May 1, 2004
  ING VP SmallCap Opportunities Portfolio                            October 6, 2003

ING VP BALANCED PORTFOLIO, INC.                                        July 7, 2003

ING VP EMERGING MARKETS FUND, INC.                                   November 3, 2003

ING VP INTERMEDIATE BOND PORTFOLIO                                     July 7, 2003

ING VP MONEY MARKET PORTFOLIO                                          July 7, 2003

ING VP NATURAL RESOURCES TRUST                                       October 6, 2003

USLICO SERIES FUND
  The Asset Allocation Portfolio                                     October 6, 2003
  The Bond Portfolio                                                 October 6, 2003
  The Money Market Portfolio                                         October 6, 2003
  The Stock Portfolio                                                October 6, 2003

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